CHRONIMED INC.


                                                                  EXHIBIT 10.20a

LEASE ASSIGNMENT BETWEEN THE COMPANY MEDGENESIS INC.

                       ASSIGNMENT AND ASSUMPTION OF LEASE

         FOR AND IN CONSIDERATION of receipt of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Chronimed Inc., a Minnesota Corporation, (hereinafter referred to as "Assignor") hereby assigns to MEDgenesis Inc., a Minnesota corporation (hereinafter referred to as "Assignee") all of its right, title and interest in and to a certain lease dated June 10, 1997 by and between Assignor as "Tenant" and Jorandcor Inc., a Minnesota corporation, as "Landlord", for certain space described therein and located in Hennepin County and more commonly known as 6214 Bury Drive, Eden Prairie, Minnesota 55346.

         Assignee hereby accepts this Assignment and Assumption of Lease and hereby agrees to be bound by all of the rights and obligations of Assignor as Tenant under the Lease and acknowledges that all provisions of the Lease remain in full force and effect.

         Assignee fully releases Assignor from and indemnifies Assignee against any and all liabilities arising under the Lease or Assignee's tenancy from and after July 1, 2000.

         This Assignment and Assumption of Lease shall not be construed to modify, waive, impair or affect any of the terms, provisions or conditions of the Lease.

         This Assignment and Assumption of Lease shall not constitute a consent to any further assignment of the Lease or subletting of the premises demised thereby.

         This Assignment Assumption of Lease may be executed in two or more counterparts, each of which shall be deemed an original. All such counterparts shall together constitute one and the same instrument.

         This Assignment and Assumption of Lease shall be deemed effective July 1, 2000.

         EXECUTED this 29th day of August, 2000.

                                       "Assignor"

                                       CHRONIMED INC., a
                                       Minnesota corporation

                                       By: /s/ Shawn Featherston
                                           ---------------------

                                       Title: Vice President
                                              --------------


                                       "Assignee"

                                       MEDGENESIS INC., a
                                       Minnesota corporation

                                       By: /s/ Richard B. Thon
                                           -------------------

                                       Title: Chief Financial Officer
                                              -----------------------

STATE OF Minnesota          )
         -------------------
                            ) SS:
COUNTY OF Henn              )
          ------------------

         Before me, a Notary Public in and for said County and State, personally appeared Shawn Featherston and -- , by me known and by me known to be the Vice President and -- , respectively, of Chronimed Inc., a Minnesota corporation, who acknowledged the execution of the foregoing "Assignment and Assumption of Lease" on behalf of said corporation.

         Witness my hand and Notarial Seal this 29th day of August, 2000.

                                       /s/ Kenneth Guenthner
                                       ---------------------
                                       Notary Public

                                       Kenneth Guenthner
                                       -----------------
                                       (Printed Signature)

My Commission Expires:  1/31/05
                        -------

My County of Residence:  Henn.
                         -----

STATE OF Minnesota          )
         -------------------
                            ) SS:
COUNTY OF Henn              )
          ------------------

         Before me, a Notary Public in and for said County and State, personally appeared Richard Thon and -- , by me known and by me known to be the Chief Financial Officer and -- , respectively, of MEDgenesis Inc., a Minnesota corporation, who acknowledged the execution of the foregoing "Assignment and Assumption of Lease" on behalf of said corporation.

         Witness my hand and Notarial Seal this 29th day of August, 2000.

                                       /s/ Kenneth Guenthner
                                       ---------------------
                                       Notary Public

                                       Kenneth Guenthner
                                       -----------------
                                       (Printed Signature)

My Commission Expires:  1/31/05
                        -------

My County of Residence:  Henn.
                         -----

CONSENT AND ACCEPTANCE


         JORANDCOR INC., a Minnesota corporation, as Landlord under the Lease, hereby consents to the assignment of the Lease as set forth above, the substitution of Assignee as Tenant thereunder, and the release of Assignor from any liabilities arising thereon from and after July 1, 2000.

                                            "Landlord"
                                            Jorandcor Inc., a Minnesota
                                            Corporation

                                            By:  /s/ Richard A. Broms
                                                 --------------------
                                            Its: President
                                                 ---------